U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 25, 2016
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, CO	80129
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:    (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 25, 2016, Advanced Emissions Solutions, Inc. (the “Registrant”), a Delaware corporation, ADA-ES, Inc. (“ADA”), a Colorado corporation and wholly-owned subsidiary of the Registrant, and COBIZ Bank (the “Lender”), a Colorado corporation d/b/a Colorado Business Bank, entered into a Ninth Amendment and Tenth Waiver Regarding 2013 Loan and Security Agreement (the “Ninth Amendment”). The Ninth Amendment amends the maturity date of the 2013 Loan and Security Agreement entered into by ADA, as borrower, the Registrant, as guarantor, and the Lender on September 19, 2013, as amended (the “Line of Credit”), to November 30, 2016 and waives certain financial covenants of ADA and the Registrant through such date in exchange for payment of a fee and the Lender’s attorneys’ fees to prepare the Ninth Amendment. The extended maturity date of the Line of Credit permitted ADA, the Registrant and the Lender to finalize and enter into a Tenth Amendment of 2013 Loan and Security Agreement, dated as of November 30, 2016 (the “Tenth Amendment”).

The Tenth Amendment increases the Line of Credit to $15 million from $10 million, extends the maturity date of the Line of Credit to September 30, 2017, permits the Line of Credit to be used as collateral (in place of restricted cash) for letters of credit related to equipment projects, a royalty award to a third-party and certain other agreements, additionally secures the Line of Credit with amounts due to the Registrant from an additional existing Refined Coal facility lease, which amounts also now factor into the borrowing base limitation, and amends certain financial covenants. Pursuant to the Tenth Amendment, the Registrant is required to, among other things, pay a new origination fee and the Lender’s attorneys’ fees to prepare the Tenth Amendment, maintain a deposit account with the Lender with a minimum balance of $6.0 million initially and $3.0 million after certain conditions are met, and maintain minimum trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization as defined in the Tenth Amendment) of $24.0 million.

The foregoing descriptions of the Ninth Amendment and Tenth Amendment do not purport to be complete and are qualified in their entirety by reference, respectively, to the full text of the Ninth Amendment and Tenth Amendment, which will be filed as exhibits to the Registrants Annual Report on Form 10-K for the year ending December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 1, 2016

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
President, Chief Executive Officer and Treasurer

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